SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Report (date of earliest event reported): December 17, 2010

WAUSAU PAPER CORP.
(Exact name of registrant as specified in its charter)

WISCONSIN	0-13923	39-0690900
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification
incorporation)		Number)

100 PAPER PLACE
MOSINEE, WI 54455-9099
(Address of principal executive offices, including Zip Code)

(715) 693-4470
Registrant’s telephone number, including area code

Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Section 5 – Corporate Governance and Management

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2011 Equity Incentive Compensation Plan

On January 3, 2011, the Compensation Committee of the Company’s Board of Directors (the “Compensation Committee”) approved the 2011 Equity Incentive Compensation Plan and awarded performance units under the plan.  A summary of the plan is set forth as Exhibit 10.1.

2013 Equity Incentive Compensation Plan

On January 3, 2011, the Compensation Committee also approved the 2013 Equity Incentive Compensation Plan, which is a new component of equity-based incentives to be granted to management-level employees.  Awards under the 2013 Equity Incentive Compensation Plan will vest if certain target levels of “total shareholder return” are met over a three-year period.  A summary of the plan is set forth as Exhibit 10.2.

Section 8 – Other Events

Item 8.01.

Other Events

Executive Compensation

Base Salaries

Annual salary levels for the Company’s CEO, chief financial officer, and other executive officers with segment operating responsibility, which were approved by the Compensation Committee at its meeting on December 17, 2010, are as follows:

Thomas J. Howatt,	$860,000
President and CEO

Scott P. Doescher,	$410,000
Executive Vice President–Finance,
Secretary and Treasurer

Michael R. Wildenberg,	$374,000
Senior Vice President, Towel & Tissue

Henry C. Newell,	$381,000
Senior Vice President, Paper

Cash Incentive Compensation

On January 3, 2011, the Committee approved the 2011 Cash Incentive Compensation Plan for Executive Officers and established performance criteria under the plan.  Under the plan, incentive compensation attributable to the attainment of earnings per share will be based on attainment of targeted return on capital employed between 5% and 14%.  A summary of the plan is set forth as Exhibit 10.3.

Director Compensation

On December 17, 2010, the Board of Director Compensation Policy was revised as set forth in Exhibit 10.4.

Section 9 – Financial Statements and Exhibits

Item 9.01

Financial Statements and Exhibits

10.1

2011 Equity Incentive Compensation Plan

10.2

2013 Equity Incentive Compensation Plan

10.3

2011 Cash Incentive Compensation Plan for Executive Officers

10.4

Director Compensation Policy dated December 17, 2010

10.5

Standard Form of Restricted Stock Agreement

10.6

Standard Form of Performance Unit Grant Agreement (Retention)

10.7

Standard Form of Performance Unit Grant Agreement (Short-Term ROCE)

10.8

Standard Form of Performance Unit Grant Agreement (Long-Term Total Shareholder Return)

10.9

Standard Form of Non-Qualified Stock Option Agreement (Performance)

10.10

Standard Form of Non-Qualified Stock Option Agreement (Retention)

10.11

Standard Form of Performance Unit Grant Agreement (Directors)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WAUSAU PAPER CORP.

Date:  January 7, 2011

By:  SCOTT P. DOESCHER

Scott P. Doescher

Executive Vice President–Finance

EXHIBIT INDEX

to

FORM 8-K

of

WAUSAU PAPER CORP.

dated December 17, 2010

Pursuant to Section 102(d) of Regulation S-T

(17 C.F.R. §232.102(d))

Exhibits required by Item 601 of Regulation S-K:

10.1

2011 Equity Incentive Compensation Plan

10.2

2013 Equity Incentive Compensation Plan

10.3

2011 Cash Incentive Compensation Plan for Executive Officers

10.4

Director Compensation Policy dated December 17, 2010

10.5

Standard Form of Restricted Stock Agreement

10.6

Standard Form of Performance Unit Grant Agreement (Retention)

10.7

Standard Form of Performance Unit Grant Agreement (Short-Term ROCE)

10.8

Standard Form of Performance Unit Grant Agreement (Long-Term Total Shareholder Return)

10.9

Standard Form of Non-Qualified Stock Option Agreement (Performance)

10.10

Standard Form of Non-Qualified Stock Option Agreement (Retention)

10.11

Standard Form of Performance Unit Grant Agreement (Directors)

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